                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                                Lynch Corporation
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                                LYNCH CORPORATION
                          140 GREENWICH AVE, 4TH FLOOR
                          GREENWICH, CONNECTICUT 06830

                NOTICE OF THE 2005 ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 26, 2005

                                                                  April 25, 2005

To the Shareholders of Lynch Corporation:

            NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of  Shareholders of Lynch Corporation,  an Indiana Corporation (the "Corporation"),  will be held at The Bruce Museum, One Museum Drive,  Greenwich,  Connecticut on Thursday, May
26, 2005, at 9:30 a.m. for the following purposes:

            1.   To elect five  directors to serve until the 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualify;

            2.   To  approve   amendments  to  the  Corporation's   2001  Equity
                 Incentive  Plan,  to increase the total number of shares of the
                 Corporation's  Common Stock  available for issuance  thereunder from  300,000  shares to 600,000  shares and to add  provisions that  require  terms and  conditions  of awards to comply  with
                 Section 409A of the Internal Revenue Code of 1986; and

            3.   To transact such other business as may properly come before the
                 2005  Annual  Meeting  of  Shareholders  or  any   adjournments
                 thereof.

            Information  relating  to the  above  matters  is set  forth  in the attached  Proxy  Statement.  As  determined  by the  Board  of  Directors,  only shareholders  of record at the close of business on April 14, 2005 are  entitled to receive  notice of, and to vote at, the 2005 Annual  Meeting of  Shareholders and any adjournments thereof.

            THE BOARD OF DIRECTORS  ENCOURAGES  ALL  SHAREHOLDERS  TO PERSONALLY
ATTEND THE 2005  ANNUAL  MEETING OF  SHAREHOLDERS.  YOUR VOTE IS VERY  IMPORTANT
REGARDLESS  OF THE NUMBER OF SHARES YOU OWN.  SHAREHOLDERS  WHO DO NOT EXPECT TO
ATTEND ARE REQUESTED TO PROMPTLY  DATE,  COMPLETE AND RETURN THE ENCLOSED  PROXY
CARD IN THE  ENCLOSED  ACCOMPANYING  POSTAGE-PAID  ENVELOPE  IN ORDER THAT THEIR
SHARES  OF  COMMON  STOCK  MAY BE  REPRESENTED  AT THE 2005  ANNUAL  MEETING  OF
SHAREHOLDERS. YOUR COOPERATION IS GREATLY APPRECIATED.

                                     By Order of the Board of Directors

                                     EUGENE HYNES
                                     SECRETARY

                                LYNCH CORPORATION
                         140 GREENWICH AVENUE, 4TH FLOOR
                          GREENWICH, CONNECTICUT 06830

                                 PROXY STATEMENT

            This Proxy Statement is furnished by the Board of Directors of Lynch
Corporation (the  "Corporation")  in connection with the solicitation of proxies for use at the 2005  Annual  Meeting  of  Shareholders  to be held at The  Bruce
Museum, One Museum Drive,  Greenwich,  Connecticut on May 26, 2005, at 9:30 a.m.
and at any adjournments thereof. This Proxy Statement and the accompanying proxy are first being mailed to shareholders on or about April 25, 2005.

            Only  shareholders  of record at the close of  business on April 14,
2005 are  entitled  to notice  of, and to vote at,  the 2005  Annual  Meeting of
Shareholders.  As of the close of business on such date, 1,649,834 shares of the
Corporation's  Common  Stock,  $0.01  par  value  (the  "Common  Stock"),   were
outstanding  and eligible to vote. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders.  Where a specific  designation is made in the proxy, the proxy will be voted in accordance with such  designation.
If no such  designation  is made,  the proxy will be voted FOR the  nominees for director  named  below,  FOR the approval of the  amendments  to the 2001 Equity
Incentive  Plan and in the  discretion  of the proxies with respect to any other matter that is properly  brought before the 2005 Annual Meeting of Shareholders.
Any  shareholder  giving a proxy may revoke it at any time before it is voted at the 2005 Annual  Meeting of  Shareholders  by delivering to the Secretary of the
Corporation a written  notice of  revocation,  a duly  executed  proxy bearing a later  date or by  appearing  at the 2005  Annual  Meeting of  Shareholders  and
revoking his or her proxy and voting in person.

            No action may be taken on any matter to be acted upon at the meeting unless a quorum is present with  respect to that  matter.  For each matter to be acted upon at the meeting, a quorum consists of a majority of the votes entitled to be cast by the  holders  of all  shares of Common  Stock  outstanding  on the record date for the meeting.  The election of directors shall be determined by a plurality  of the votes  cast.  Approval  of the  amendments  to the 2001 Equity
Incentive Plan shall be determined by a majority of the votes cast.

            An automated system administered by the Corporation's transfer agent tabulates  the votes.  Under the laws of Indiana (the  Corporation's  domicile), abstentions  and broker  non-votes  are not counted for purposes of  determining whether a proposal  has been  approved,  but will be  counted  for  purposes  of determining  whether a quorum is present.  A broker non-vote occurs when a bank, broker or other nominee  holding shares for a beneficial  owner does not receive voting  instructions  from the beneficial  owner on a particular  matter and the nominee cannot vote the shares under AMEX rules.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            Five  directors  are to be  elected  at the 2005  Annual  Meeting of
Shareholders  to serve until the 2006 Annual Meeting of  Shareholders  and until their  successors are duly elected and qualify.  Except where  authority to vote for  directors  has been  withheld,  it is intended  that the  proxies  received pursuant to this solicitation will be voted FOR the nominees named below. If for any reason any nominee does not stand for  election,  such proxies will be voted in favor  of the  remainder  of those  named  and may be  voted  for  substitute nominees in place of those who do not stand. Management,  however, has no reason to expect that any of the nominees will be not stand for election.  The election of directors shall be determined by a plurality of the votes cast.

            The By-laws of the  Corporation  provide that the Board of Directors shall  consist  of no fewer than five and no more than 13  members.  Each of the five nominees  currently serves as a director of the  Corporation.  Biographical summaries and ages of the nominees are set forth below. Data with respect to the number of shares of the Common Stock  beneficially owned by each of the nominees as set forth under the caption "Security  Ownership of Certain Beneficial Owners and  Management"  herein.  All  such  information  has  been  furnished  to  the
Corporation by the nominees.

                                 SERVED AS   BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATION FOR
                                  DIRECTOR    LAST FIVE YEARS; AND DIRECTORSHIPS IN PUBLIC
NAME                       AGE     FROM        CORPORATIONS AND INVESTMENT COMPANIES
--------------             ---   ---------   -----------------------------------------------

Marc Gabelli               37        2004    Chairman  (September  2004  to  present)  and
                                             Director  (May  2003  to  May  2004)  of  the
                                             Corporation; Managing director (1996 to 2004)
                                             and  President  (2004 to  present) of Gabelli
                                             Group  Capital  Partners,  Inc.,  the  parent
                                             company of Gabelli Asset Management,  Inc., a
                                             private  corporation  which makes investments
                                             for  its own  account;  President  of  Gemini
                                             Capital  Management LLC; President of Venator
                                             Merchant Fund, LP.

E. Val Cerutti             65      1990      Business  Consultant (since 1992);  President
                                             and Chief Operating Officer (1975 to 1992) of
                                             Stella D'Oro Biscuit Co.,  Inc.,  producer of
                                             bakery   products;   Director  of   Spinnaker
                                             Industries, Inc.; current Director or Trustee
                                             of  four  registered   investment   companies
                                             included within the Gabelli Funds Mutual Fund
                                             Complex;   Director  of  Approach,   Inc.,  a
                                             private company providing computer consulting
                                             services  (since  1999);  former  Chairman of
                                             Board  of  Trustees  of  Fordham  Preparatory
                                             School.

John C. Ferrara            53      2004      President   and   Chief   Executive   Officer
                                             (October    2004   to   present)   of   Lynch
                                             Corporation; Private investor from March 2002
                                             to  present;  President  and Chief  Executive
                                             Officer   (2001  to  March  2002)  and  Chief
                                             Financial  Officer  (1999  to  2001) of Space
                                             Holding  Corporation,  a  private  multimedia
                                             company  dedicated  to  space,   science  and
                                             technology;   Executive  Vice  President  and
                                             Chief  Financial  Officer  (1998  to 1999) of
                                             Golden  Books Family  Entertainment,  Inc., a
                                             NASDAQ   listed   publisher,   licenser   and
                                             marketer  of  entertainment   products;  Vice
                                             President and Chief  Financial  Officer (1989
                                             to 1997) of Renaissance Communications Corp.,
                                             a  NYSE   listed   owner  and   operator   of
                                             television  stations;   Director  of  Gabelli
                                             Asset  Management Inc. and Lynch  Interactive
                                             Corporation.

Avrum Gray                 69      1999      Chairman and Chief Executive Officer of G-Bar
                                             Limited  Partnership and affiliates  (1982 to
                                             present),    proprietary    computer    based

                                        5

                                             derivative   arbitrage   trading   companies;
                                             Chairman of the Board,  Lynch Systems,  Inc.,
                                             (1997  through  2001);   Director  of  Nashua
                                             Corp.,  a NYSE listed  manufacturer  of paper
                                             products   and  labels   (2001  to  present);
                                             Director  of  SL  Industries,  Inc.,  a  NYSE
                                             listed manufacturer of power and data quality
                                             equipment and systems (since 2001);  Director
                                             of  Material  Sciences  Corporation,  a  NYSE
                                             listed provider of  material-based  solutions
                                             for  electronic,   acoustical,   thermal  and
                                             coated  metal   applications   (since  2003);
                                             Current  member  of  Illinois   Institute  of
                                             Technology   Financial  Markets  and  Trading
                                             Advisory  Board;  Former  member of  Illinois
                                             Institute  of  Technology  Board of Overseers
                                             MBA  Program;   Former  Chairman  of  Chicago
                                             Presidents  Organization;  Former Chairman of
                                             the Board of  Trustees  of  Spertus  College;
                                             Former  Presidential  Appointee  to The  U.S.
                                             Dept. of Commerce ISAC 16.

Anthony R. Pustorino, CPA  79        2002   Professor Emeritus,  Pace University (2001 to
                                             Present),   Professor  of  Accounting,   Pace
                                             University   (1965  to  2001),   and   former
                                             Assistant Chairman,  Accounting Department at
                                             Pace University; President and Shareholder of
                                             Pustorino, Puglisi & Co., P.C., CPAs (1961 to
                                             1989);    Instructor,    Fordham   University
                                             (1961-1965);       Assistant      Controller,
                                             Olivetti-Underwood  Corporation  (1957-1961);
                                             CPA with Peat, Marwick,  Mitchell & Co., CPAs
                                             (1953-1957);   former   Chairman,   Board  of
                                             Directors  of New York State Board for Public
                                             Accountancy; former Chairman, CPA Examination
                                             Review Board of National Association of State
                                             Boards  of  Accountancy;   former  Member  of
                                             Council of American  Institute  of  Certified
                                             Public  Accountants;  former Vice  President,
                                             Treasurer,  Director  and member of Executive
                                             Committee  of  New  York  State   Society  of
                                             Certified   Public    Accountants;    current
                                             Director  or  Trustee  of  twelve  registered
                                             investment   companies  included  within  the
                                             Gabelli    Funds    Mutual   Fund    Complex.

            THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  ELECTION OF ITS
NOMINEES  FOR THE BOARD OF  DIRECTORS  FOR  TERMS TO  EXPIRE AT THE 2006  ANNUAL
MEETING OF SHAREHOLDERS.

                              CORPORATE GOVERNANCE

            The Board of  Directors  met on 13  occasions  during the year ended
December 31, 2004. Each of the directors  attended at least 75% of the aggregate of (i) the total number of meetings of the Board of  Directors  (held during the period for which he was a director);  and (ii) the total number of meetings held by all  committees  of the Board of  Directors  on which he served  (during  the periods  that he  served).  The Board of  Directors  has three  committees,  the principal duties of which are described below.

            AUDIT  COMMITTEE:  The  members of the Audit  Committee  are Messrs.
Pustorino  (Chairman),  Cerutti and Gray.  The Board of Directors has determined that all audit committee members are financially  literate and independent under the current  listing  standards of the American  Stock  Exchange  ("AMEX").  Mr.
Pustorino  serves as Chairman  and  qualifies as an "audit  committee  financial expert." The Audit  Committee  met six times during  2004.  The Audit  Committee operates in  accordance  with its charter,  which is available on our website at
www.lynchcorp.com.  The charter  gives the Audit  Committee  the  authority  and responsibility for the appointment, retention, compensation and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by our  independent  auditors.  The Audit Committee also reviews the  independence of the independent  auditors,  reviews with management and the independent  auditors the annual financial statements prior to their filing with the Securities and Exchange  Commission  (the "SEC"),  reviews the report by the independent auditors regarding management procedures and policies and determines whether  the  independent  auditors  have  received  satisfactory  access to the
Corporation's  financial records and full cooperation of corporate  personnel in connection with their audit of the  Corporation's  records.  The Audit Committee also  reviews the  Corporation's  financial  reporting  process on behalf of the
Board of Directors, reviews the financial information issued to shareholders and others,  including a discussion of the quality,  not just the acceptability,  of the accounting principles;  the reasonableness of significant judgments; and the clarity of discussions in the financial statements,  and monitors the systems of internal  control and the audit process.  Management has primary  responsibility for the financial statements and the reporting process. See "Report of the Audit
Committee" herein.

            COMPENSATION  COMMITTEE:  The members of the Compensation  Committee are  Messrs.  Cerutti  (Chairman),  Gray  and  Pustorino.  All  members  of  the
Compensation  Committee are  "independent"  in accordance  with AMEX rules.  The
Compensation  Committee  met twice  during  2004.  The  responsibilities  of the
Compensation  Committee  are to review and  approve  compensation  and  benefits policies  and  objectives,  determine  whether the  Corporation's  officers  and directors are  compensated in accordance  with these policies and objectives and carry out the Board of Directors'  responsibilities  relating to compensation of the Corporation's executives. The Compensation Committee Charter is available at
www.lynchcorp.com.

            NOMINATING  COMMITTEE:  The members of the Nominating  Committee are
Messrs.  Gray (Chairman),  Cerutti and Pustorino.  All members of the Nominating
Committee  are  "independent"  in  accordance  with the rules of the  AMEX.  The
Nominating  Committee  met  twice  during  2004.  The  responsibilities  of  the
Nominating  Committee  are to identify  individuals  qualified  to become  Board members and  recommend  that the Board select  director  nominees for the annual meetings of  shareholders.  The  Nominating  Committee  Charter is  available at
www.lynchcorp.com.

            In evaluating and determining  whether to nominate a candidate for a position on the Board of Directors,  the Nominating Committee utilizes a variety of methods and considers  criteria such as high professional  ethics and values,
relevant  management  and/or  manufacturing   experience  and  a  commitment  to
enhancing  shareholder value.  Candidates may be brought to the attention of the
Nominating Committee by current Board members,  shareholders,  officers or other persons.  The Nominating Committee will review all candidates in the same manner regardless of the source of the recommendation.

            The  Nominating  Committee  will consider  nominees  recommended  by shareholders when properly submitted. Shareholder recommendations should include the nominee's  name,  the nominee's  business and  professional  experience  and membership on other boards sufficient to demonstrate  qualifications to serve on the  Corporation's  Board of Directors and the  shareholder's  name and address.
Shareholder  recommendations  should be addressed to Corporate Secretary,  Lynch
Corporation,  140 Greenwich Ave, 4th Floor,  Greenwich,  Connecticut  06830. For
purposes of potential  nominees to be considered  at the 2006 Annual  Meeting of
Shareholders,  the Corporate Secretary must receive this information by December
5, 2005.

            Shareholders may communicate with the Board of Directors,  including the non-management directors, by sending an e-mail to ghynes@lynchcorp.com or by sending a letter to Lynch Corporation,  140 Greenwich Ave, 4th Floor, Greenwich,
Connecticut  06830. The Corporate  Secretary will submit such  correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

            CODE OF ETHICS: The Corporation has adopted a code of ethics as part of its  Amended  and  Restated  Business  Conduct  Policy,  that  applies to all employees of the Corporation  including its principal  executive,  financial and accounting officers.

                            COMPENSATION OF DIRECTORS

            A director who is an employee of the  Corporation is not compensated for services as a member of the Board of Directors or any committee thereof.  In
2004,  Directors who were not  employees  received (i) a cash retainer of $5,000 per  quarter;  (ii) a fee of $2,000 for each  meeting of the Board of  Directors attended in person or  telephonically  that has a duration of at least one hour;
(iii) a fee of $1,500 for each Audit  Committee  meeting  attended  in person or telephonically  that has a duration of at least one hour; and (iv) a fee of $750 for each Compensation  Committee,  each Executive  Committee and each Nominating
Committee meeting attended in person. In addition,  the Audit Committee Chairman receives an  additional  $4,000  annual cash  retainer  and the  Nominating  and
Compensation Committee Chairmen receive an additional $2,000 annual retainer.

            Marc Gabelli,  the  Chairman,  receives a $100,000  annual  stipend, payable in equal  quarterly  installments  (of which  $27,446 was paid in 2004).
Mario J.  Gabelli,  formerly the Vice  Chairman of the Board of  Directors,  was entitled to receive a $50,000 annual stipend in equal quarterly installments (of which $37,500 was paid in 2004).

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The  following  table  sets  forth,  as of April 14,  2004,  certain information  with  respect  to  all  persons  known  to the  Corporation  to own beneficially  more than 5% of the Common Stock of the Corporation,  which is the only class of voting stock of the Corporation  outstanding.  The table also sets forth  information with respect to the Corporation's  Common Stock  beneficially owned  by  directors,  each  of the  executive  officers  named  in the  Summary
Compensation  Table herein,  and by all  directors  and executive  officers as a group. The number of shares  beneficially owned is determined under rules of the
SEC. Under such rules,  beneficial  ownership  includes any shares as to which a person has sole or shared  voting or  investment  power or any shares  that such person can acquire  within 60 days (E.G.,  through  exercise of stock options or conversion  of  securities).  Except as otherwise  indicated,  the  shareholders listed in the table have sole voting and  investment  power with  respect to the
Common Stock indicated.  The following  information is reflected in filings with the SEC.

                                                               AMOUNT AND
                                                                NATURE OF
NAME AND ADDRESS OF                                            BENEFICIAL             PERCENT
BENEFICIAL OWNER(1)                                             OWNERSHIP            OF CLASS(2)
-------------------                                           ------------          -------------

Marc Gabelli.......................................             337,884(3)              20.5%
Mario J. Gabelli...................................             270,641(4)              16.4%
E. Val Cerutti.....................................               1,000(5)                *
John C. Ferrara....................................                 414                   *
Avrum Gray.........................................               8,900(6)                *
Eugene Hynes.......................................                   0                   *
Ralph R. Papitto...................................             180,952(7)               9.9%
Anthony R. Pustorino...............................               1,000                   *
                                                              ------------          -------------
All Directors and Executive Officers as
   a group (8 in total)............................             800,791                 43.8%
                                                              ============          =============

----------
* Represents holdings of less than 1%

(1)   The  address  of each  holder  of more than 5% of the  Common  Stock is as follows:  Both Mario J.  Gabelli and Marc  Gabelli -- 401  Theodore  Fremd
      Ave., Rye, New York 10580-1430,  and Ralph Papitto -- Sailfish Point, 6863
      S.E. Isle Way, Stuart, Florida 34996.

(2)   The applicable  percentage of ownership for each beneficial owner is based on  1,649,834  shares of Common  Stock  outstanding  as of April 14, 2005.
      Shares of Common  Stock  issuable  upon  exercise of options,  warrants or other rights  beneficially  owned that are exercisable  within 60 days are deemed  outstanding for the purpose of computing the percentage  ownership of the  person  holding  such  securities  and  rights  but are not deemed outstanding for computing the percentage ownership of any other person.

(3)   Includes (i) 1,000  shares of Common Stock owned  directly by Marc Gabelli and (ii) 336,884 shares  beneficially owned by Venator Merchant Fund, L.P.
      ("Venator Fund") and Venator Global, LLC ("Venator LLC").  Venator Global,
      which is the sole  general  partner  of  Venator  Fund,  is deemed to have beneficial ownership of the securities owned beneficially by Venator Fund.
      Marc Gabelli is the President of Venator Fund.

(4)   Includes  (i) 183,541  shares of Common  Stock owned  directly by Mario J.
      Gabelli  (including  8,768 held for the benefit of Mario J. Gabelli  under the Lynch Interactive  Corporation  ("LIC") 401(k) Savings Plan); (ii) 800
      shares  owned by a  charitable  foundation  of which Mario J. Gabelli is a trustee; (iii) 70,000 shares owned by a limited partnership in which Mario
      J. Gabelli is the general partner and has an approximate 5% interest;  and
      (iv) 16,300 shares owned by LIC, of which Mario J. Gabelli is Chairman and
      Chief Executive Officer and the beneficial officer of approximately 23% of the  outstanding  common  stock.  Mario J.  Gabelli  disclaims  beneficial ownership of the shares owned by such charitable foundation, by LIC and by such limited partnership,  except to the extent of his 5% interest in such limited partnership.

(5)   1,000 shares are jointly  owned with his wife,  with whom he shares voting and investment power.

(6)   Includes (i) 3,400  shares  owned by Mr. Gray;  (ii) 500 shares owned by a partnership of which Mr. Gray is the general  partner;  (iii) 1,600 shares owned by a partnership  of which Mr. Gray is one of the general  partners;
      (iv) 1,400 shares owned by Mr. Gray's wife;  and (v) 2,000 shares owned by a partnership of which Mr. Gray's wife is one of the general partners.

(7)   Includes  180,000 shares issuable upon the exercise of options held by Mr.
      Papitto at a $17.50 per share exercise price.

                                       10

                             EXECUTIVE COMPENSATION

            The  following  table sets forth the  compensation  received  in the
Corporation's  last three fiscal years by the  Corporation's  former and current
Chief  Executive  Officers  and  the  four  most  highly  compensated  executive officers.

SUMMARY COMPENSATION TABLE

                                                                ANNUAL COMPENSATION
                                                                                     OTHER ANNUAL
                                                          SALARY      BONUS          COMPENSATION
      NAME AND PRINCIPAL POSITION              YEAR         ($)        ($)               ($)
      ---------------------------              ----       ------      -----          -------------

Marc Gabelli................................   2004            0          0              36,369(2)
Chairman of the Board (1)

John C. Ferrara.............................   2004       79,808          0                   0
President and Chief Executive Officer (3)

Eugene C. Hynes.............................   2004       43,269          0                   0
Vice President, Secretary and Treasurer (4)

Ralph R. Papitto.............................  2004      187,500          0                   0
Chairman of the Board and                      2003      250,000          0                   0
Chief Executive Officer (5)                    2002      270,000          0                   0

Raymond H. Keller............................  2004       67,500     60,000                   0
Vice President, Chief Financial Officer        2003       91,000          0                   0
and Secretary (6)                              2002       70,475          0                   0

Richard E. McGrail...........................  2004       67,500     60,000                   0
President and Chief Operating Officer (7)      2003       94,000          0                   0
                                               2002       73,430          0                   0
----------

(1)   Marc  Gabelli was elected  Chairman of the Board of Directors on September
      20, 2004.

(2)   Includes  Chairman's fee of $27,446 and  non-employee  director's  fees of
      $8,923.

(3)   Mr.  Ferrara was elected as President and Chief  Executive  Officer of the
      Corporation on October 1, 2004.

(4)   Mr. Hynes was appointed as Vice President,  Secretary and Treasurer of the
      Corporation on October 1, 2004.

(5)   Mr.  Papitto  resigned as Chairman of the Board of  Directors on September
      20, 2004 and resigned as Chief  Executive  Officer of the  Corporation  on
      October 1, 2004.

(6)   Mr. Keller resigned as Secretary of the Corporation on October 1, 2004 and
      resigned as Vice President and Chief Financial  Officer of the Corporation
      on November 12, 2004.

(7)   Mr.  McGrail  resigned as  President  and Chief  Operating  Officer of the
      Corporation on October 1, 2004.

                                       11

OPTION GRANTS IN LAST FISCAL YEAR

            There were no option grants in 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

            The  following  table  presents  information  regarding  the  fiscal year-end value of the named executive officers' unexercised options.  There were no options  exercised by the named executive  officers during 2004. In 2004, Mr.
Keller  and Mr.  McGrail  resigned  from  their  respective  positions  with the
Company.  As a result,  any options that remained  unvested at the time of their respective resignations were cancelled,  effective three months after their date of resignation.

                                        NUMBER OF SECURITIES
                                       UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-
                                       OPTIONS AT FISCAL YEAR-         THE-MONEY OPTIONS
                                                 END                   AT FISCAL YEAR-END
                                                 (#)                          ($)
NAME                                  EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                  -------------------------    -------------------------
Marc Gabelli........................             0/0                          0/0
John C. Ferrara.....................             0/0                          0/0
Eugene Hynes........................             0/0                          0/0
Ralph R. Papitto....................           180,000/0                      0/0
Raymond H. Keller...................            22,000/0                      0/0
Richard E. McGrail..................            22,000/0                      0/0

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

            The Compensation  Committee of the Board of Directors is responsible for developing and making recommendations to the Board of Directors with respect to the  Corporation's  executive  compensation  policies and  administering  the various executive  compensation plans. In addition,  the Compensation  Committee recommends to the Board of Directors the annual  compensation  to be paid to the
Chief  Executive  Officer  and  each  of the  other  executive  officers  of the
Corporation, as well as to other key employees.

EXECUTIVE OFFICER COMPENSATION PROGRAM

            The objectives of the Corporation's  executive  compensation program are to:

            o    Support the achievement of desired corporate performance;

            o    Provide  compensation  that will  attract  and retain  superior talent and reward performance;

            o    Ensure  that there is  appropriate  linkage  between  executive compensation and the enhancement of shareholder value; and

            o    Evaluate the effectiveness of the Corporation's  incentives for key executives.

                                       12

            The executive compensation program is designed to provide an overall level  of  compensation  opportunity  that  is  competitive  with  companies  of comparable size,  capitalization  and complexity.  Actual  compensation  levels, however,  may be  greater or less than  average  competitive  levels  based upon annual and long-term corporate performance,  as well as individual  performance.
The   Compensation   Committee  uses  its  discretion  to  recommend   executive
compensation  at levels  warranted in its judgment by corporate  and  individual performance.

            The Corporation's  executive officer  compensation program comprises base salary,  cash bonus  compensation,  401(k) Savings Plan, and other benefits generally available to employees of the Corporation.

            BASE SALARY

            Base salary  levels for the  Corporation's  executive  officers  are intended to be competitive. In recommending salaries, the Compensation Committee also takes into  account  individual  experience  and  performance  and specific issues relating to the Corporation. A summary of the compensation awarded to the
Chief  Executive  Officer and the other  executive  officers is set forth in the
Summary  Compensation  Table  herein.  Initial  salaries  for the  Corporation's executive  officers  were  based  upon a variety  of  factors,  including  their respective proposed responsibilities with the Corporation,  their background and experience and the size and nature of the Corporation's business.

            BONUS PLAN

            The  Corporation  has in  place a bonus  plan  that is  based  on an objective  measure of corporate  performance  and on  subjective  evaluation  of individual  performance for its executive  officers and other key personnel.  In general,  the plan  provides for an annual bonus pool equal to 20% of the excess of the consolidated  pre-tax profits of the Corporation for a calendar year over
25% of the Corporation's  average  shareholders  equity at the beginning of such year.  Shareholders'  equity  is  the  average  of  shareholders  equity  at the beginning of the period and at the  beginning of the two  preceding  years.  The
Compensation  Committee  in its  discretion  may take into  consideration  other factors  and  circumstances  in  determining  the  amount of the bonus  pool and awarding  bonuses such as progress  toward  achievement  of strategic  goals and qualitative aspects of management  performance.  The breakdown of the bonus pool is not based upon a formula but upon judgmental  factors.  In 2004, bonuses were paid to Mr. McGrail and Mr. Keller of $60,000 each.

            LYNCH CORPORATION 401(K) SAVINGS PLAN

            All employees of the Corporation and certain of its subsidiaries are eligible to participate  in the Lynch  Corporation  401(k)  Savings Plan,  after having completed one year of service (as defined therein) and having reached the age of 18.

            The 401(k) Savings Plan permits  employees to make  contributions by deferring a portion of their compensation. Participating employees also share in contributions made by their respective employers.  The annual mandatory employer contribution to each  participant's  account is equal to 62.5% of the first $800 of  the  participant's  contribution.  In  addition,  the  employer  may  make a discretionary contribution of up to 37.5% of the first $800 of the participant's
contribution.   A   participant's   interest  in  both   employee  and  employer
contributions  and earnings thereon are fully vested at all times.  Employee and

                                       13

employer contributions are invested in guaranteed investment contracts,  certain mutual  funds  or  Common  Stock  of  the  Corporation,  as  determined  by  the participants.

            The  Corporation's  executive  officers were not participants in the
401(k) Savings Plan in 2004.

OTHER BENEFITS

            The  Corporation  provides  medical,  life  insurance and disability benefits to the executive  officers that are generally  available to Corporation employees.

COMPENSATION OF CHAIRMAN OF THE BOARD

            At a meeting of the Board of Directors on September 20, 2004,  based upon the  recommendation  of the  Nominating  Committee,  the Board  unanimously elected  Marc  Gabelli  Chairman  of  the  Board  of  Directors.  The  Committee
recommended a Chairman's fee of $100,000 per year, payable quarterly.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

            Ralph R. Papitto  served as the Chief  Executive  Officer during the past fiscal year until he resigned on October 1, 2004.  Mr. Papitto was entitled to receive a base salary of  $250,000  per year (of which  $187,500  was paid in
2004).

            At a meeting of the Board of  Directors  on  October 6, 2004,  based upon the recommendation of the Nominating Committee, the Board unanimously (with
Mr. Ferrara abstaining) elected John C. Ferrara as President and Chief Executive
Officer,  effective October 1, 2004. The Committee  recommended an annual salary of $250,000 for Mr. Ferrara.

                                           COMPENSATION COMMITTEE

                                           E.  Val Cerutti (CHAIRMAN)
                                           Avrum Gray (MEMBER)
                                           Anthony R. Pustorino (MEMBER)

                                       14

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            From  December 10, 2001 through  March 18, 2004,  the members of the
Compensation Committee were Mr. Mario J. Gabelli (Chairman), Mr. Cerutti and Mr.
Papitto.  Mr. Papitto served as the Chief  Executive  Officer of the Corporation from  August 17,  2001  through  October  1, 2004.  Since  March 18,  2004,  the
Compensation  Committee comprises Messrs.  Cerutti,  Gray and Pustorino,  all of whom are non-employee independent directors.

                                PERFORMANCE GRAPH

            The graph below compares the cumulative total shareholder  return on the  Common  Stock of the  Corporation  for the last  five  fiscal  years  ended
December 31, 2004, with the cumulative  total return over the same period (i) on the broad market, as measured by the AMEX Market Value Index, and (ii) on a peer group, as measured by a composite index based on the total returns earned on the stock of the publicly traded companies  included in the Media General  Financial
Services database under the two Standard Industrial  Classification  (SIC) codes within which the Corporation conducts the bulk of its business  operations:  SIC
Code 355, Special Industry Machinery;  and SIC Code 367,  Electronic  Components
Accessories.  The data  presented in the graph assumes that $100 was invested in the  Corporation's  Common Stock and in each of the indexes on December 31, 1999 and that all dividends were reinvested.

                                INSERT CHART HERE

                                                                FISCAL YEAR ENDING
                                                                ------------------
                                   12/31/1999     12/29/2000    12/31/2001      12/31/2002      12/31/2003        12/31/2004
                                   -----------    ----------    -----------     -----------     -----------       -----------

Lynch Corporation.................   $100.00      $   166.59    $    69.73      $    30.02      $    40.48        $    56.17
AMEX  Market Index................   $100.00      $    98.77    $    94.22      $    90.46      $   123.12        $   140.99
Peer Group (355, 367).............   $100.00      $    70.02    $    63.47      $    34.61      $    63.28        $    49.62

                                       15

                  TRANSACTIONS WITH CERTAIN AFFILIATED PERSONS

            On October 15,  2004,  the  Corporation  entered  into a  Securities
Purchase  Agreement  (the  "Purchase  Agreement")  with Venator Fund.  Under the
Purchase  Agreement,  the Corporation sold to Venator Fund,  pursuant to Section
4(2) of the  Securities  Act of 1933,  as  amended,  and  Rule  506  promulgated thereunder,  136,643  shares of its Common  Stock for $13.173  per share,  or an aggregate  purchase  price  of  approximately  $1,800,000.  Venator  Fund  is an investment limited partnership  controlled by the Corporation's  Chairman of the
Board, Marc Gabelli.  The per share purchase price for the Common Stock is equal to the average of the closing  prices of the Common Stock during the  60-trading day period ended on October 13, 2004. In connection  with the  transaction,  the
Corporation obtained a fairness opinion from Caymus Partners, LLC.

            Prior to the  Corporation's  relocation of its  principal  executive offices to  Greenwich,  Connecticut,  such offices  were located in  Providence,
Rhode Island and shared with Avtek Inc.  ("Avtek"),  a private  holding  company co-owned  by Mr.  Papitto  and Mario  Gabelli  until  November  27, 2002 and now controlled by Mr. Papitto.  Since August 2001,  Avtek and the  Corporation  have shared,  on an approximately  equal basis, (i) all occupancy costs of the shared premises and (ii) the salary expense of certain persons employed by Avtek at the premises (including Mr. McGrail, the Corporation's President and Chief Operating
Officer  until  his  resignation  on  October  1,  2004  and  Mr.  Keller,   the
Corporation's  Chief  Financial  Officer until his  resignation  on November 12,
2004,  and other  administrative  and clerical  personnel)  whose  services were provided to both the  Corporation  and Avtek.  The  Corporation's  share of such occupancy  and salary costs in 2004 was  $433,625 a portion of which  represents compensation  to Mr.  McGrail  and Mr.  Keller  that is  reported in the Summary
Compensation Table herein.

                                 PROPOSAL NO. 2

                          APPROVAL OF AMENDMENTS TO THE
                    CORPORATION'S 2001 EQUITY INCENTIVE PLAN

PROPOSED AMENDMENTS

            On March 24,  2005,  the Board of  Directors  approved,  subject  to shareholder approval,  amendments to the 2001 Equity Incentive Plan (the "Plan")
to  increase  the  total  number of shares  of the  Corporation's  Common  Stock available  for  issuance  from  300,000  shares  to  600,000  shares  and to add provisions  that require  terms and  conditions of awards to comply with Section
409A of the Internal  Revenue Code of 1986 (the  "Code").  No other  changes are being made to the Plan.

SUMMARY OF THE PLAN

            The  purpose  of  the  Plan  is to  advance  the  interests  of  the
Corporation  and its  subsidiaries  by  enhancing  their  ability to attract and retain  employees  and other  persons or entities  who are in a position to make
significant   contributions   to  the  success  of  the   Corporation   and  its
subsidiaries,  and  to  reward  participants  for  such  contributions,  through ownership of shares of Common Stock of the Corporation and cash incentives.  The
Board of Directors  believes that in order to accomplish  these goals,  it is in the best interest of the  Corporation  and its  shareholders  to provide to such persons  and  entities  the  opportunity  to  participate  in the  value  and/or appreciation  in value of the shares of Common  Stock.  The Plan is  intended to accomplish  these goals by enabling the  Corporation to grant awards in the form

                                       16

of options, stock appreciation rights,  restricted stock,  unrestricted stock or deferred stock, or performance awards, or combinations thereof.

            The  Plan  is   administered  by  the   Corporation's   Compensation
Committee.  Under the Plan, the Compensation  Committee may grant stock options, stock appreciation rights, restricted stock, unrestricted stock, deferred stock,
and  performance  awards  (in  cash  or  stock)  (collectively,   "Awards"),  or
combinations  thereof,  and may waive the terms and  conditions of any award.  A total of 300,000  shares of Common  Stock are  currently  reserved  for issuance under the Plan. Each key employee of the Corporation or any of its  subsidiaries
(an "Employee") and each other person or entity  (including  without  limitation non-Employee  directors of the  Corporation or a subsidiary of the  Corporation)
who, in the opinion of the  Compensation  Committee,  is in a position to make a significant  contribution to the success of the Corporation or its  subsidiaries is  eligible to receive  Awards  under the Plan (each such  Employee,  person or entity receiving an Award, a "Participant").  A "subsidiary" for purposes of the
Plan is a corporation  in which the  Corporation  owns,  directly or indirectly, stock  possessing 50% or more of the total combined  voting power of all classes
of  stock.   There  are  currently  five  directors  of  the   Corporation   and
approximately 20 employees who are eligible Participants under the Plan.

            Section  162(m)  of  the  Code  places  annual  limitations  on  the deductibility  by public  companies of compensation in excess of $1,000,000 paid to  each  of the  chief  executive  officer  and  the  other  four  most  highly
compensated   officers,   unless,   among  other  things,  the  compensation  is
performance-based.  For  compensation  attributable  to stock  options and stock appreciation rights to qualify as  performance-based,  the plan under which they are granted must state a maximum  number of shares with respect to which options and rights may be granted to an individual during a specified period and must be approved by the Corporation's  shareholders.  To comply with these requirements, the Plan  provides  that the maximum  number of shares as to which awards may be granted to any Participant in any one calendar year is 200,000.

            Section 409A of the Code, added by the American Jobs Creation Act of
2004,  imposes interest and additional taxes on certain  compensation paid under nonqualified  deferred compensation plans. It is the intention of the Board that the Plan comply  strictly  with the  provisions  of Section 409A of the Code and
Treasury  Regulations and other Internal  Revenue Service  guidance  promulgated thereunder ("Section 409A"). The Compensation  Committee is directed to exercise its discretion in granting  Awards under the Plan (and the terms of such Awards)
in compliance with Section 409A. Accordingly, the Plan and any grant of an Award under  the Plan may be  amended  from time to time  (without,  in the case of an
Award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with Section 409A.

            STOCK  OPTIONS.  The  exercise  price of an  incentive  stock option
("ISO")   granted   under  the  Plan  or  an  option   intended  to  qualify  as
performance-based  compensation  under  Section  162(m) of the Code shall not be less  than  100% of the fair  market  value of the  Common  Stock at the time of grant.  The exercise price of a non-ISO  granted under the Plan is determined by the  Compensation  Committee.  Options  granted  under the Plan will  expire and terminate  10 years from the date of grant.  The  exercise  price may be paid in cash or by  check,  bank  draft  or  money  order  payable  to the  order of the
Corporation.   Subject  to  certain  additional  limitations,  the  Compensation
Committee may also permit the exercise  price to be paid by tendering  shares of
Common Stock,  by delivery to the  Corporation  of an undertaking by a broker to deliver promptly sufficient funds to pay the exercise price, or a combination of the foregoing.

                                       17

            STOCK APPRECIATION RIGHTS (SARS). Stock appreciation rights ("SARs")
may be granted  either  alone or in tandem with stock  option  grants.  Each SAR entitles  the holder on exercise to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Compensation Committee)
determined in whole or in part by reference to  appreciation  in the fair market value of a share of Common Stock.  SARs may be based solely on  appreciation  in the fair market value of Common Stock or on a  comparison  of such  appreciation with some other measure of market growth. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Compensation  Committee. If an SAR is granted in tandem with an option,  the  SAR  will  be  exercisable  only  to  the  extent  the  option  is exercisable.  To the extent the option is exercised,  the  accompanying SAR will cease to be exercisable, and vice versa.

            STOCK  AWARDS;  DEFERRED  STOCK.  The Plan  provides  for  awards of
nontransferable   shares  of  restricted  Common  Stock  subject  to  forfeiture
("Restricted  Stock"), as well as unrestricted shares of Common Stock. Shares of
Restricted Stock may not be sold, transferred,  pledged,  assigned, or otherwise alienated  or  hypothecated  until  the  end of the  applicable  period  and the satisfaction  of  any  other  conditions  or  restrictions  established  by  the
Compensation  Committee.  Except as the  Compensation  Committee  may  otherwise determine,  if a  Participant  dies or  ceases  to be an  employee  or ceases to continue  the  consulting  or  other  similar  relationship  engaged  in by such
Participant  with the Corporation  for any reason during the restricted  period, the Corporation  may purchase the shares of Restricted  Stock subject to certain restrictions  and  conditions.  Other  awards under the Plan may also be settled with Restricted  Stock. The Plan also provides for deferred grants entitling the recipient  to receive  shares of Common Stock in the future at such times and on such conditions as the Compensation Committee may specify.

            PERFORMANCE   AWARDS.  The  Plan  provides  for  performance  awards
entitling the recipient to receive cash or Common Stock following the attainment of  performance  goals  determined by the  Compensation  Committee.  Performance conditions  and  provisions  for  deferred  stock may also be  attached to other awards under the Plan. In the case of any performance  award intended to qualify for the performance-based  remuneration exception described in Section 162(m) of the Code  (an  "Exempt  Award"),  the  Compensation  Committee  will in  writing pre-establish  specific  performance  goals  that are based upon any one or more operational, result or event-specific goals. The maximum Exempt Award payable to an  individual  in respect of any  performance  goal for any year cannot  exceed
$2,500,000.  Payment of  performance  awards based upon a  performance  goal for calendar  years 2008 and  thereafter  is  conditioned  upon  re-approval  by the shareholders  of the Corporation no later than the first meeting of shareholders in 2007.

            TERMINATION.  Except  as  otherwise  provided  by  the  Compensation
Committee, if a Participant dies, options and SARs exercisable immediately prior to death  may be  exercised  by the  Participant's  executor,  administrator  or transferee  during  a  period  of one  year  following  such  death  (or for the remainder of their original term, if less).  Options and SARs not exercisable at a Participant's death terminate.  Outstanding awards of Restricted Stock must be transferred to the Corporation  upon a Participant's  death,  and deferred stock grants, performance awards and supplemental awards to which a Participant is not irrevocably  entitled will be terminated unless otherwise provided.  In the case
of  termination   for  reasons  other  than  death,   options  and  SARs  remain
exercisable,   to  the  extent  they  were  exercisable   immediately  prior  to
termination,  for three months (or for the remainder of their  original term, if less),  shares of Restricted  Stock must be sold to the  Corporation,  and other awards terminate, except as otherwise provided.

                                       18

            In the case of certain mergers, consolidations or other transactions in which the Corporation is acquired or is liquidated,  all  outstanding  awards will terminate. The Compensation Committee may, however, in its discretion cause unvested  awards  to vest or become  exercisable,  remove  performance  or other conditions  on the  exercise  of or  vested  right to an  award,  or in  certain circumstances provide for replacement awards.

            AMENDMENT.  The  Compensation  Committee  may  amend the Plan or any outstanding award at any time, provided that no such amendment will, without the approval of the shareholders of the  Corporation,  effectuate a change for which shareholder  approval  is  required in order for the Plan to continue to qualify for the  award  of ISOs  under  Section  422 of the  Code  or for the  award  of performance-based  compensation  under Section  162(m) of the Code. In addition, the Plan and any grant of an Award  under the Plan may be  amended  from time to time (without,  in the case of an Award,  the consent of the Participant) as may be necessary or appropriate to comply with Section 409A.

            NEW PLAN BENEFIT

            The future benefits or amounts that would be received under the Plan
by  the  executive  officers,   the  non-executive  officer  directors  and  the
non-executive   officer  employees  are  discretionary  and  are  therefore  not determinable at this time.

            FEDERAL TAX EFFECTS

            The  following  discussion  summarizes  certain  federal  income tax consequences  of the issuance and receipt of options under the Plan. The summary does  not  purport  to  cover  federal  employment  tax  or  other  federal  tax consequences  that may be  associated  with the Plan,  nor does it cover  state, local or non-U.S. taxes.

            INCENTIVE STOCK OPTIONS. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an  alternative  minimum tax liability to the  optionee.  With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise  produces ordinary income to the  optionee  (and a deduction  to the  Corporation)  equal to the value of the shares at the time of exercise  less the exercise  price.  Any  additional  gain recognized  in the  disposition  is  treated  as a  capital  gain for  which the
Corporation is not entitled to a deduction.  If the optionee does not dispose of the  shares  until  after the  expiration  of these  one- and  two-year  holding periods,  any gain or loss  recognized  upon a  subsequent  sale is treated as a long-term  capital gain or loss for which the  Corporation  is not entitled to a deduction.

            NONSTATUTORY  (NON-ISO)  OPTIONS.  In  general,  in  the  case  of a non-ISO,  the optionee  has no taxable  income at the time of grant but realizes income in  connection  with  exercise  of the  option in an amount  equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is available to the Corporation.  Upon a subsequent sale or exchange of the shares, appreciation or  depreciation  after the date of exercise is treated as capital  gain or loss for which the Corporation is not entitled to a deduction.

            In general,  an ISO that is  exercised  more than three months after termination of employment (other than termination by reason of death) is treated as a non-ISO.  ISOs are also treated as non-ISOs to the extent they first become exercisable  by an  individual  in any  calendar  year for shares  having a fair market value (determined as of the date of grant) in excess of $100,000.

                                       19

            Under the so-called "golden  parachute"  provisions of the Code, the vesting or accelerated  exercisability  of awards in connection with a change in control of the  Corporation  may be required to be valued and taken into account
in  determining  whether  Participants  have  received  compensatory   payments,
contingent  on the  change in  control,  in excess of certain  limits.  If these
limits  are  exceeded,   a  substantial   portion  of  amounts  payable  to  the
Participant,  including  income  recognized  by reason of the grant,  vesting or exercise of awards under the Plan,  may be subject to an additional  20% federal tax and may be nondeductible to the Corporation.

            THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE  AMENDMENTS TO THE
CORPORATION'S 2001 EQUITY INCENTIVE PLAN.

                              INDEPENDENT AUDITORS

            Ernst & Young LLP audited the consolidated  financial  statements of the  Corporation  for the year ended  December  31,  2004 and has  reported  the results  of its  audit to the  Audit  Committee  of the  Board of  Directors.  A
representative of Ernst & Young LLP is expected to be present at the 2005 Annual
Meeting of  Shareholders,  will have the  opportunity to make a statement if the representative  desires to do so and will be available to respond to appropriate questions from shareholders. The Corporation has not yet selected an independent auditor for the fiscal year ending on December  31,  2005,  because it wanted to finalize the 2004 audit before considering auditors for 2005.

AUDIT FEES

            The  aggregate  audit  fees  billed  for each of the last two fiscal years by Ernst & Young LLP were  $338,000 for 2004 and $262,450 for 2003.  Audit fees include services  relating to auditing the  Corporation's  annual financial statements,  reviewing the financial  statements  included in the  Corporation's quarterly reports on Form 10-Q and certain accounting consultations.

AUDIT RELATED FEES

            The  aggregate  audit  related  fees billed for each of the last two fiscal years by Ernst & Young LLP totaled $156,812 for 2004 and $20,000 in 2003.
Audit related fees include  services  relating to employee benefit plans and the
Corporation's acquisition of Piezo Technology, Inc., in 2004.

TAX FEES

            The  aggregate tax fees billed for each of the last two fiscal years by Ernst & Young LLP totaled  $75,233  for 2004 and  $39,958 for 2003.  Tax fees include services performed relating to tax compliance and customs services.

ALL OTHER FEES

            The  Corporation  was not billed for any other  services  by Ernst &
Young LLP during 2004 or 2003.

                                       20

                          REPORT OF THE AUDIT COMMITTEE

            The members of the Audit  Committee are Messrs.  Pustorino,  Cerutti
and Gray. The Board of Directors has determined that all Audit Committee members are financially  literate and independent under the current AMEX standards.  Mr.
Pustorino  serves as Chairman  and  qualifies as an "audit  committee  financial expert." The Audit Committee operates under a revised written charter adopted by the Board of Directors on February 5, 2004.

            The Audit Committee has met and held discussions with management and the independent auditors.  In our discussion,  management has represented to the
Audit Committee that the Corporation's  consolidated  financial  statements were prepared in accordance with Generally Accepted Accounting Principles.  The Audit
Committee has reviewed and discussed the consolidated  financial statements with both management and Ernst & Young LLP, the Corporation's  independent  auditors.
The Audit  Committee  meets  with our  independent  auditors,  with and  without
management  present,   to  discuss  the  results  of  their  examinations,   the
evaluations of the  Corporation's  internal  controls and the overall quality of the Corporation's financial reporting. There were six such meetings in 2004. The
Audit Committee discussed with the independent auditors,  matters required to be
discussed  by   Codification   of  Statements  on  Auditing   Standards  No.  61
(Communication with Audit Committees).

            The  Corporation's   independent   auditors  also  provided  to  the
Committee  the  written  disclosures  and the letter  required  by  Independence
Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit  Committee has  considered  and  discussed  with Ernst & Young the firm's  independence and the compatibility of the non-audit services provided by the firm with its independence.

            Based on the  Audit  Committee's  review  of the  audited  financial statements  and  the  various  discussions  noted  above,  the  Audit  Committee recommended  that the  Board  of  Directors  include  the  audited  consolidated financial  statements  in the  Corporation's  Annual Report on Form 10-K for the
year ended December 31, 2004, and the Board has approved this recommendation.

                                      AUDIT COMMITTEE

                                      Anthony R. Pustorino (CHAIRMAN)
                                      E. Val Cerutti (MEMBER)
                                      Avrum Gray (MEMBER)

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a)  of the  Securities  and  Exchange  Act of  1934,  as
amended, requires the Corporation's directors, executive officers and holders of more  than 10% of the  Corporation's  Common  Stock to file with the SEC and the
AMEX  initial  reports of ownership  and reports of changes in the  ownership of
Common Stock and other equity  securities of the  Corporation.  Such persons are required to furnish the  Corporation  with copies of all Section 16(a)  filings.
Based  solely on the  Corporation's  review of the copies of such filings it has received and written  representations of directors and officers, the Corporation believes  that during the fiscal year ended  December  31, 2004,  its  officers, directors,  and 10% shareholders are in compliance with all Section 16(a) filing requirements applicable to them.

                                       21

                            PROPOSALS OF SHAREHOLDERS

            Proposals  of  shareholders  intended  to be  presented  at the 2006
Annual Meeting of Shareholders  must be received by the Office of the Secretary,
Lynch  Corporation,  140 Greenwich  Avenue,  4th Floor,  Greenwich,  Connecticut
06830,  by no later than December 16, 2005,  for inclusion in the  Corporation's proxy  statement  and  form of proxy  relating  to the 2006  Annual  Meeting  of
Shareholders.

            The date after which notice of a shareholder proposal intended to be submitted for the 2006 Annual Meeting of  Shareholders  outside the processes of
Rule 14a-8 will be considered untimely is March 1, 2006. If not received by that date, the persons named in the form of proxy  accompanying the notice of meeting may vote on any such proposal in their discretion.

                                  MISCELLANEOUS

            The Board of Directors knows of no other matters which are likely to come before the 2005 Annual Meeting of Shareholders. If any other matters should properly  come  before  the  2005  Annual  Meeting  of  Shareholders,  it is the
intention of the persons named in the accompanying form of proxy to vote on such matters in accordance with their best judgment.

            The  solicitation  of  proxies  is made on  behalf  of the  Board of
Directors  of the  Corporation,  and  the  cost  thereof  will be  borne  by the
Corporation.  The  Corporation  has employed the firm of Morrow & Co. Inc.,  445
Park Avenue, 5th Floor, New York, New York, 10022 to assist in this solicitation at a cost of $4,000,  plus  out-of-pocket  expenses.  The Corporation  will also reimburse  brokerage  firms and nominees for their expenses in forwarding  proxy material  to  beneficial  owners  of the  Common  Stock of the  Corporation.  In addition,  officers and employees of the Corporation  (none of whom will receive any compensation therefor in addition to their regular compensation) may solicit proxies. The solicitation will be made by mail and, in addition,  may be made by telegrams, personal interviews and the telephone.

                                  ANNUAL REPORT

            The Corporation's  Annual Report to Shareholders for the fiscal year ended December 31, 2004, has been sent herewith to each shareholder. Such Annual
Report, however, is not to be regarded as part of the proxy soliciting material.

                                       22